Earnings Conference Call Second Quarter 2015 July 21, 2015 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the second quarter 2015. 2

3 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1* Q2 Q3* Q4* Q1 Q2 Q2 2015 Performance Adjusted Earnings Per Share* (continuing operations) Q2 Q2/Q2 * Excludes discrete & other tax benefits of $0.01 in Q1 2014, $0.03 in Q3 2014 and $0.02 in Q4 2014 (a) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2014 2015  Revenue impacted by tough NA energy markets, FX headwinds and reduced spending by retail refrigeration customers; partially offset by solid performance in Fluids and Engineered Systems  US and Asian markets declined driven by NA energy, retail refrigeration and moderating China capex spend; Europe remained solid  Segment margin was impacted by lower volume and business mix  Bookings decline driven by NA energy markets, and reduced customer capital spending in retail refrigeration, oil & gas related pump markets and select industrial markets  Book-to-bill of 0.98 Note: Q4 2014 includes restructuring and other costs of $0.17; includes restructuring costs of $0.10 in Q1 2015 and $0.01 in Q2 2015 Revenue $1.8B -10% $3.5B -8% Adj. EPS (cont.) $0.97 -22% $1.69 -24% Bookings $1.7B -14% $3.5B -12% Seg. Margins 15.6% -300 bps 14.5% -330 bps Organic Rev. -10% -8% Acq. Growth 4% 4% FCF (a) $175M 23% $278M 102% 1H 1H/1H

4 Revenue Q2 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -34% 3% 6% -12% -10% Acquisitions 12% - 2% 1% 4% Currency -2% -6% -6% -3% -4% Total -24% -3% 2% -14% -10% 1H 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -29% 4% 4% -10% -8% Acquisitions 14% 1% 2% 1% 4% Currency -2% -6% -6% -3% -4% Total -17% -1% - -12% -8%

5 Printing & ID Industrial $337 $336 $417 $345 $236 $224 $339 $334 $420 $487 $0 $200 $400 $600 $800 DE Q1 DE Q2 DES Q1 DES Q2 DF Q1 DF Q2 DRE Q1 DRE Q2 Sequential Results – Q1 2015 → Q2 2015 5 $343 $363 $430 $366 $230 $230 $340 $352 $372 $448 $0 $200 $400 $600 $800 DE Q1 DE Q2 DES Q1 DES Q2 DF Q1 DF Q2 DRE Q1 DRE Q2 Revenue -15% +16% +20% -2% +3% -2% +3% -17% Bookings

6 Energy  Revenue decline driven by steep deterioration in NA oil & gas markets resulting in destocking and diminished demand – International markets holding up well  Adjusted margin of 12.0% reflects negative product mix and modest price pressure – Will reduce cost base nearly $90 million this year  Bookings decline of 28% largely driven by macro oil & gas trends  Book-to-bill at 0.94 6 Q2 2015 Q2 2014 % Change Revenue $366 $481 -24% Earnings $ 41 $115 -64% Margin 11.2% 23.9% -1270 bps Adj. Earnings* $ 44 $115 -62% Adj. Margin* 12.0% 23.9% -1190 bps Bookings $345 $477 -28% Revenue by End-Market % of Q2 Revenue Y / Y Drilling & Production 68% -30% Bearings & Compression 22% -5% Automation 10% -14% $ in millions * Q2 2015 earnings adjusted for $3M in restructuring costs

7 Engineered Systems  Organic revenue growth is solid in both platforms – Printing & Identification grew 4% organically, driven by solid global markets for core printing and coding products – Industrial’s organic growth of 3% was led by waste handling and auto-related businesses  Margin of 16.3% impacted by business mix  Bookings decline primarily reflects impact of FX and softness in capital spending in Asian and European industrial markets  Book-to-bill of 0.94 7 Q2 2015 Q2 2014 % Change Revenue $593 $614 -3% Earnings $ 97 $102 -5% Margin 16.3% 16.6% -30 bps Bookings $560 $609 -8% Revenue by End-Market % of Q2 Revenue Y / Y Growth Printing & Identification 39% -9% Industrial 61% Flat $ in millions

8 Fluids  Organic revenue grew 6%, driven by solid activity in Fluid Transfer and strong project- related shipments in pumps, partially offset by FX headwinds  Segment margin of 20% reflects positive product mix and leverage on volume  Bookings decline primarily related to oil & gas end- market exposure in Pumps, the impact of FX, and the timing of project related orders  Book-to-bill at 0.95 8 Q2 2015 Q2 2014 % Change Revenue $352 $346 2% Earnings $ 70 $ 63 11% Margin 20.0% 18.2% 180 bps Bookings $334 $375 -11% Revenue by End-Market % of Q2 Revenue Y / Y Growth Pumps 44% Flat Fluid Transfer 56% 3% $ in millions

9 Refrigeration & Food Equipment  Revenue results driven by weak customer spending in retail refrigeration and timing of shipments in can shaping equipment – Replacement activity for lost refrigeration volume has been slow to develop  Segment margin performance reflects lower volume and product mix  Bookings reflect slower than anticipated order activity in retail refrigeration, partially offset by solid food equipment orders  Book-to-bill seasonally strong at 1.09 9 Q2 2015 Q2 2014 % Change Revenue $448 $522 -14% Earnings $ 66 $ 85 -23% Margin 14.7% 16.3% -160 bps Bookings $487 $543 -10% Revenue by End-Market % of Q2 Revenue Y / Y Growth Refrigeration 78% -13% Food Equipment 22% -19% $ in millions

10 Q2 2015 Overview 10 Q2 2015 Net Interest Expense $32 million, flat with last year Corporate Expense $20 million, down $9 million from last year; reflecting cost management initiatives Effective Tax Rate (ETR) Q2 rate was 29.3%, essentially inline with forecast Capex $44 million, inline with expectations Share Repurchases Repurchased 4M shares ($300M) in quarter

11 FY 2015 Guidance  Revenue – Organic revenue: (8% - 7%) – Completed acquisitions: ≈ 3% – FX impact: (4%) – Total revenue: (9% - 8%)  Corporate expense: ≈ $116 million  Interest expense: ≈ $127 million  Full-year tax rate: ≈ 29.0%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 11% of revenue 2015 Organic growth rate Energy (32% - 31%) Engineered Systems 3% - 4% Fluids 5% - 6% Refrigeration & Food Equipment (8% - 6%) Total organic (8% - 7%) Acquisitions ≈ 3% (a) FX Impact (4%) Total revenue (9% - 8%) (a) Reflects completed acquisitions

12 2015 EPS Guidance – Continuing Ops  2014 EPS – Continuing Ops (GAAP) $ 4.61 – Less 2014 tax items(1): (0.07)  2014 Adjusted EPS $ 4.54 – Net restructuring and one-time items(2): (0.02) - 0.00 – Performance including restructuring benefits(3): (1.00 - 0.92) – Acquisitions(4): 0.02 - 0.04 – Shares(5): 0.20 - 0.21 – Interest / Corp. / Tax rate / Other (net): 0.01 - 0.03  2015 EPS – Continuing Ops $3.75 - $3.90 (1) $0.01 in Q1 2014 , $0.03 in Q3 2014 and $0.02 in Q4 2014 (4) Deals completed, principally Accelerated (5) Based on 2015 estimated repurchases of $600M (2) Includes restructuring charges of $0.16 in Q4 2014 and $0.17 - $0.19 in FY 2015, and pension settlement costs of $0.01 in Q4 2014 (3) Includes restructuring benefits of $0.36 - $0.38